SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: August 25, 2005
                        (Date of earliest event reported)

                                 Amendment No. 1

                           XECHEM INTERNATIONAL, INC.

             (Exact name of registrant as specified in the charter)

           Delaware                     0-23788                  22-3284403
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                File No.)             Identification No.)

                         New Brunswick Technology Center
                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279
                    (Address of Principal Executive Offices)

                                 (732) 247-3300
               Registrant's telephone number including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                    ----------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Xechem International, Inc. (the "Company") entered into a Bridge Loan and Debt Restructuring Agreement on August 25, 2005, as evidenced by the term sheet dated August 25, 2005 (the "Original Term Sheet") a copy of which was attached and incorporated as Exhibit 10.1 into the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2005) (SEC File No. 000-23788).

      On September 30, 2005, the parties entered into an amendment to the Term Sheet (the "Amended Term Sheet"), a copy of which is attached hereto and incorporated herein as Exhibit 10.2. The Amended Term Sheet provides for certain amendments to the Original Term Sheet as described in this report.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Xechem International, Inc. (the "Company") entered into a Bridge Loan and Debt Restructuring Agreement on August 25, 2005, as evidenced by the term sheet dated August 25, 2005 (the "Original Term Sheet"), which was attached and incorporated as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2005 (SEC File No. 000-23788).

      On September 30, 2005, the parties entered into an amendment to the Term Sheet (the "Amended Term Sheet"), a copy of which is attached hereto and incorporated herein as Exhibit 10.2. The Amended Term Sheet provides for certain amendments to the Original Term Sheet as discussed in this report.

      Pursuant to the Amended Term Sheet, Ms. Chassman ("Chassman") and certain other investors introduced to the Company through Chassman (the "Investors") have agreed to invest $1,500,000 into the Company. The Investors have funded $1,000,000 at the time of the filing. Unless the Company indicates otherwise, the Investors have agreed on a best efforts basis to invest an additional $500,000 in three equal tranches on November 1, 2005, December 1, 2005 and January 1, 2006, with possible additional infusions on the terms as described herein. This Current Report on Form 8-K/A describes and compares the terms of the Original Term Sheet with those of the Amended Term Sheet.

---------------------------------------- -------------------------------------- --------------------------------------
Term                                     Original Term Sheet                    Amended Term Sheet
                                         (August 25, 2005)                      (September 30, 2005)
---------------------------------------- -------------------------------------- --------------------------------------
Total Capital Infusion                   $1,000,000                             --$1,500,000 (subject to Company
                                                                                permitting infusion of the last
                                                                                $500,000 which the Investors will fund
                                                                                on a best efforts basis)

                                                                                --If the Company's allocation of tax
                                                                                credits for fiscal year 2004 from
                                                                                the State of New Jersey is less than
                                                                                $500,000, the Investors shall
                                                                                advance the difference between such
                                                                                allocation and $500,000 (in the form
                                                                                of the convertible notes) within 30
                                                                                days after the payment of the
                                                                                allocation by the State of New Jersey
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Infusion Dates                           --$100,000 within 24 hours of          --$400,000 prior to entry into the
                                         execution of the Original Term Sheet   Amended Term Sheet

                                         --$400,000 on or before September 6,   --$600,000 on October 3, 2005
                                         2005
                                                                                --On a best efforts basis (subject to
                                         --$500,000 on or before October 6,     Company approval) an additional
                                         2005                                   $500,000 in 3 equal tranches on
                                                                                November 1, 2005, December 1, 2005
                                         --The 2nd and 3rd payments may be      and January 1, 2006
                                         extended for 7 days each
---------------------------------------- -------------------------------------- --------------------------------------
Maturity Date                            April 6, 2007                          SAME
---------------------------------------- -------------------------------------- --------------------------------------
Principal and Interest                   Interest of 8% per annum, which        SAME
                                         shall accrue and be due and payable
                                         on maturity
---------------------------------------- -------------------------------------- --------------------------------------
Prepayment                               May be prepaid at any time through     --Through February 1, 2006, the
                                         January 31, 2006 and thereafter on 5   Company may prepay the Notes in
                                         business days' notice, subject to      whole or in part, provided all
                                         Investors' right to convert the        accrued and unpaid interest through
                                         Notes from debt to equity at any       the date of prepayment is paid in
                                         time prior to the effective date of    full; and
                                         the prepayment
                                                                                --There are no conversion rights
                                                                                with respect to any interest or
                                                                                principal corresponding to the
                                                                                prepayment amount once the
                                                                                prepayment amount is tendered
---------------------------------------- -------------------------------------- --------------------------------------
Conversion Rate                          --Convertible into the Company's       --SAME
                                         $0.00001 par value per share common
                                         stock

                                         --prior to February 1, 2006, the       --SAME (approximately 30,000,000
                                         Convertible Notes plus accrued and     shares at $1,500,000 and no accrued
                                         unpaid interest are convertible at     interest)
                                         the rate of $0.05 per share
                                         (approximately 20,000,000 shares at
                                         $1,000,000 and no accrued interest)

                                         --February 1, 2006 and after, the
                                         Convertible Notes plus accrued and     --February 1, 2006 and after, the
                                         unpaid interest are convertible at     Convertible Notes plus accrued and
                                         the rate of $0.01 per share            unpaid interest are convertible at
                                         (approximately 100,000,000 shares at   the rate of $0.005 per share
                                         $1,000,000 and no accrued interest)    (approximately 300,000,000 shares at
                                                                                $1,500,000 and no accrued interest)
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Registration                             The Company is not obligated to        SAME
                                         register the shares underlying the
                                         Convertible Notes
---------------------------------------- -------------------------------------- --------------------------------------
Authorization of Additional Shares       To the extent the Company lacks        SAME
                                         sufficient authorized shares of
                                         common stock, the Company agrees to
                                         take the necessary steps to seek
                                         approval for the issuance of
                                         additional shares of common stock,
                                         and in the interim will issue shares
                                         of Class C Preferred Stock, with a
                                         conversion ratio of 1,000,000 shares
                                         of common stock for each share of
                                         Class C Preferred Stock, which
                                         shares will have a stated value of
                                         $0.00001 per share, and shall be
                                         immediately convertible into common
                                         stock as soon as an adequate number
                                         of shares of common stock are
                                         authorized.
---------------------------------------- -------------------------------------- --------------------------------------
Failure to Timely Fund the Loan          If the Investors fail to fully fund    None
                                         the $1,000,000, as provided in the
                                         schedule, then:

                                            --The Collateral Pledge and
                                         mandatory repayment, as described
                                         below will be reduced

                                                   --The Restructuring
                                         Conversion Ratio, as described below
                                         will revert to the conversion ratio
                                         as in effect as though this
                                         transaction was not consummated.
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Restructuring                            At the closing, the conversion price   At the closing, the conversion price
                                         on all previously existing and         on all previously existing and
                                         outstanding loans (principal plus      outstanding loans (principal plus
                                         interest) owing from the Company to    interest) owing from the Company to
                                         Chassman, the Harbor Trust or any of   Chassman, the Harbor Trust or any of
                                         their respective affiliates will be    their respective affiliates will be
                                         reset to $0.0075, subject to           reset to $0.005 per share, on a
                                         adjustment                             blended basis.
---------------------------------------- -------------------------------------- --------------------------------------
Collateral Pledge                        The Convertible Notes are secured by   NONE
                                         a collateral pledge of the Company's
                                         allocation of tax credits for fiscal
                                         2004 from the State of New Jersey.
                                         Proceeds from the sale of the
                                         credits will be applied pro rata
                                         toward the mandatory repayment of
                                         the Convertible Notes, subject to
                                         adjustment
---------------------------------------- -------------------------------------- --------------------------------------
Issuance of Shares                       For each $100,000 of the first         SAME
                                         $1,000,000 of Notes funded, the
                                         Company will issue 1,500,000 shares
                                         of its $0.00001 par value per share
                                         common stock to the Investor funding
                                         the same (prorated for fractional
                                         amounts) for an aggregate issuance
                                         of 15,000,000 shares if $1,000,000
                                         is funded
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Legal Fees                               Legal fees in the amount of $7,500     SAME
                                         to one counsel selected by
                                         Investors, payable upon funding of
                                         the first $1,000,000
---------------------------------------- -------------------------------------- --------------------------------------

      The Company relied upon the exemption from registration available under
Section 4(2) of the Securities Act of 1933, as amended in connection with the issuance of the Convertible Notes and Convertible Note Shares. The Bridge Loan Financing participants are accredited investors, small in number, and all of them had access to information about the Company.

      The descriptions of the Original Term Sheet and the Amended Term Sheet in the Current Report on Form 8-K/A, as amended, are not complete, and are qualified in their entirety by reference to the appropriate Current Report on Form 8-K and exhibits thereto.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      Please see the disclosure under Item 1.01 herein.

ITEM 9.01 EXHIBITS.

      (C) EXHIBITS.

      Exhibit 10.1 - Term Sheet for $1,000,000 Bridge Loan and Debt Restructuring Agreement, dated August 25, 2006. Filed as an Exhibit to Current Report on Form 8-K filed by the Company with the SEC on August 31, 2005 (SEC File No. 000-23788).

      Exhibit 10.2 - Amended Term Sheet, dated as of September 30, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2005

                                        XECHEM INTERNATIONAL, INC.


                                        By: /s/ Ramesh C. Pandey
                                            ------------------------------------
                                            Ramesh C. Pandey, Ph.D.,
                                            Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit 10.1 - Term Sheet for $1,000,000 Bridge Loan and Debt Restructuring Agreement, dated August 25, 2006. Filed as an Exhibit to Current Report on Form 8-K filed by the Company with the SEC on August 31, 2005 (SEC File No. 000-23788).

      Exhibit 10.2 - Amended Term Sheet, dated as of September 30, 2005.

                                  EXHIBIT 10.2

                               AMENDED TERM SHEET